THIRD AMENDMENT TO THE
              AMENDED, RESTATED AND CONSOLIDATED CREDIT AGREEMENT

                  THIRD AMENDMENT dated as of September 10, 2001 (this "Amendment") with respect to the Amended, Restated and Consolidated Credit Agreement dated as of October 12, 1999 (as amended, the "Credit Agreement") by and among American Skiing Company ("American Skiing") and the other borrowers party thereto (collectively, the "Borrowers"), the lenders party thereto (the "Lenders") and Fleet National Bank, N.A. (formerly known as BankBoston, N.A.), as agent (the "Agent").

                              W I T N E S S E T H:
                               - - - - - - - - - -

                  WHEREAS, pursuant to the Credit Agreement, the Lenders have made Loans and other financial accommodations to the Borrowers which remain outstanding; and

                  WHEREAS, the Borrowers have requested that the Agent and the Lenders amend the Credit Agreement as set forth herein, and the Agent and the Lenders are willing to do so, but only on the terms and conditions set forth herein;

                  NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

                  Section 1.1. Defined Terms. Unless otherwise defined herein, capitalized terms used herein have the meanings assigned in the Credit Agreement and the following term shall have the following meaning:

                  "Sugarbush Sale": the sale by Sugarbush Resorts Holdings, Inc. to Summit Ventures NE, Inc. (or its permitted successors and assigns) of substantially all of the assets used in, or necessary for the conduct of the business of, operating the Sugarbush Resort and related entities, pursuant to the terms of that certain Purchase and Sale Agreement dated as of September 7, 2001, attached hereto as Exhibit A.

                                   ARTICLE II
                                   AMENDMENTS

                  Section 2.1. Amendment to Section 1.1 (Definitions). (a)
Section 1.1 of the Credit Agreement is hereby amended by (i) deleting the definition of Additional Revolving Credit Advances and (ii) inserting the following definition in their proper alphabetical order:

                  "Additional Revolving Credit Advances" shall mean Revolving Credit Advances in an aggregate amount not to exceed $5,200,000 the proceeds of which are used solely to pay interest due on July 15, 2001 under the Senior Subordinated Notes; provided, however, that in the event that the proceeds of the Sale/Leaseback Transaction (as defined in the Second Amendment) are less than $14,000,000 (such amount, the "Deficiency"), the Additional Revolving Credit Advances shall, upon the consummation of said transaction, be deemed to be increased by an amount equal to the Deficiency; provided, further, that the Additional Revolving Credit Advances shall in no event be greater than $7,200,000.

                  "Third Amendment" shall mean the Third Amendment, dated as of September 10, 2001, to the Amended, Restated and Consolidated Credit Agreement, dated as of October 12, 1999.

                  (b) The definition of Maximum Revolving Credit Amount is hereby amended by inserting at the end thereof the following:

         "Notwithstanding anything to the contrary set forth above, in the event that the Borrowers consummate the Sugarbush Sale (as defined in the Third Amendment), the Maximum Revolving Credit Amount for each period set forth in clause (a) above shall be deemed to be reduced by $1,500,000.".

                  Section 2.2. Amendment to Section 7.5 (Minimum Consolidated EBITDA). Section 7.5 is hereby amended by deleting said section in its entirety and inserting in lieu thereof the following:

         " (a) American Ski and its Restricted Subsidiaries shall, as of the last day of each fiscal quarter set forth below, have Consolidated EBITDA of not less than the amounts set forth opposite each such fiscal quarter (calculated on a cumulative basis for the immediately preceding four fiscal quarters):

                           Fiscal Quarter            Amount

                           2001 Quarter 4            $46,500,000
                           2002 Quarter 1            $48,500,000
                           2002 Quarter 2            $37,500,000
                           2002 Quarter 3            $41,000,000
                           2002 Quarter 4            $41,500,000
                           2003 Quarter 1            $41,500,000
                           2003 Quarter 2            $43,000,000
                           2003 Quarter 3            $46,000,000
                           2003 Quarter 4            $49,000,000
                           2004 Quarter 1            $49,000,000
                           2004 Quarter 2            $51,000,000
                           2004 Quarter 3            $55,000,000;

         provided, however, in the event the Borrowers shall fail to make the Optional Prepayment, the Borrowers, the Agent and the Required Lenders shall, on or before August 1, 2002, agree in writing to amend the covenant levels for all quarterly periods beginning Q1 2003. The failure to agree on amended covenant levels on or before August 1, 2002 shall be deemed to be an Event of Default.

                  (b) Notwithstanding anything to the contrary set forth in
         Section 7.5(a) above, in the event that the Borrowers consummate the Sugarbush Sale (as defined in the Third Amendment), American Ski and its Restricted Subsidiaries shall, as of the last day of each fiscal quarter set forth below (beginning the first fiscal quarter following the fiscal quarter during which the Borrowers consummate the Sugarbush
         Sale), have Consolidated EBITDA of not less than the amounts set forth opposite each such fiscal quarter (calculated on a cumulative basis for the immediately preceding four fiscal quarters):

                           Fiscal Quarter            Amount

                           2001 Quarter 4            $46,500,000
                           2002 Quarter 1            $47,000,000
                           2002 Quarter 2            $35,500,000
                           2002 Quarter 3            $38,500,000
                           2002 Quarter 4            $41,500,000
                           2003 Quarter 1            $41,500,000
                           2003 Quarter 2            $43,000,000
                           2003 Quarter 3            $46,000,000
                           2003 Quarter 4            $49,000,000
                           2004 Quarter 1            $49,000,000
                           2004 Quarter 2            $51,000,000
                           2004 Quarter 3            $55,000,000;

         provided, however, in the event the Borrowers shall fail to make the Optional Prepayment, the Borrowers, the Agent and the Required Lenders shall, on or before August 1, 2002, agree in writing to amend the covenant levels for all quarterly periods beginning Q1 2003. The failure to agree on amended covenant levels on or before August 1, 2002 shall be deemed to be an Event of Default.".


                                   ARTICLE III
                              CONSENTS; AGREEMENTS

                  Section 3.1. Consents. (a) The Agent and the requisite Lenders hereby consent to the Sugarbush Sale; provided, that 100% of the net cash proceeds of said sale shall be applied to prepay the Loans as set forth to
Section 4.1(c)(v) of the Credit Agreement, and (b) the requisite Lenders hereby consent to the release by the Administrative Agent of all security interests held by the Administrative Agent for the benefit of the Lenders in the assets that are the subject of the Sugarbush Sale.

                  Section 3.2. Agreement. Notwithstanding anything to the contrary set forth in the Second Amendment, the Borrowers shall be permitted to make certain payments to Oak Hill Capital Partners, L.P., Oak Hill Securities Fund, L.P., or any affiliate thereof on account of board of director's fees and the associated reimbursement of expenses.

                                   ARTICLE IV
                                  CLOSING DATE

                  Section 4.1 Closing Date. This Amendment shall become effective as of the date hereof upon receipt by the Agent of counterparts of this Amendment, duly executed and delivered by the Borrowers, the Agent and the requisite Lenders.

                                    ARTICLE V
                                 INTERPRETATION

                  Section 5.1. Continuing Effect of the Credit Agreement. The Borrowers, the Agent and each Lender hereby acknowledges and agrees that the Credit Agreement shall continue to be and shall remain unchanged and in full force and effect in accordance with its terms, except as expressly modified hereby.

                  Section 5.2. No Waiver. Nothing contained in this Amendment shall be construed or interpreted or is intended as a waiver of any Default or Event of Default or of any rights, powers, privileges or remedies that the Agent or the Lenders have or may have under the Credit Agreement, any other related document or applicable law on account of such Default or Event of Default.

                                   ARTICLE VI
                                  MISCELLANEOUS

                  Section 6.1. Representations and Warranties. The Borrowers hereby represent and warrant as of the date hereof that, after giving effect to this Amendment, (a) no Default or Event of Default has occurred and is continuing, and (b) all representations and warranties of the Borrowers contained in the Credit Agreement are true and correct in all material respects with the same effect as if made on and as of such date.

                  Section 6.2. Payment of Fees and Expenses. The Borrowers hereby agree to pay or reimburse the Agent on demand for all its reasonable out-of-pocket costs and expenses incurred in connection with the preparation and execution of this Amendment, including, without limitation, the reasonable fees and disbursements of counsel to the Agent.

                  Section 6.3. Counterparts. This Amendment may be executed by the parties hereto in any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

                  Section 6.4. GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE COMMONWEALTH OF MASSACHUSETTS.

                  Section 6.5. Reservation of Rights. Notwithstanding anything contained in this Amendment, the Borrowers acknowledge that the Agent and the Lenders do not waive, and expressly reserve, the right to exercise, at any time, any and all of their rights and remedies under the Credit Agreement, any other related document and applicable law on account of any Default or Event of Default.

                  Section 6.6. Confirmation of Indebtedness. The Borrowers hereby confirm and acknowledge that, as of the Closing Date, (i) the Borrowers are truly and justly indebted to the Lenders, without defense, counterclaim or offset of any kind and (ii) the Borrowers are liable to the Lenders in respect of Loans and Letters of Credit in the aggregate principal amount of $145,016,426.

                  Section 6.7. Waiver. The Borrowers hereby release, waive, and forever relinquish all claims, demands, obligations, liabilities and causes of action of whatever kind or nature, whether known or unknown, which any of them have, may have, or might assert at the time of execution of this Amendment or in the future against the Agent, the Lenders and/or their respective parents, affiliates, participants, officers, directors, employees, agents, attorneys, accountants, consultants, successors and assigns (collectively, the "Lender Group"), directly or indirectly, which occurred, existed, was taken, permitted or begun prior to the execution of this Amendment, arising out of, based upon, or in any manner connected with (i) any transaction, event, circumstance, action, failure to act or occurrence of any sort or type, whether known or unknown, with respect to the Credit Agreement, any other Lender Agreement and/or the administration thereof or the obligations created thereby; (ii) any discussions, commitments, negotiations, conversations or communications with respect to the refinancing, restructuring or collection of any obligations related to the Credit Agreement, any other Lender Agreement and/or the administration thereof or the obligations created thereby, or (iii) any matter related to the foregoing; provided, however, that the provisions of this Section
6.7 shall not apply to any such matters of which the Borrowers are presently unaware and which constitute or result from the gross negligence and/or willful misconduct of any member of the Lender Group.

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the date first above written.


                                     AMERICAN SKIING COMPANY


                                     By:/s/ Mark J. Miller
                                        --------------------------------------
                                        Title: Chief Financial Officer


                                     SUNDAY RIVER SKIWAY CORPORATION

                                     By:/s/ Mark J. Miller
                                        --------------------------------------
                                        Title: Chief Financial Officer


                                     SUNDAY RIVER LTD.


                                     By:/s/ Mark J. Miller
                                        --------------------------------------
                                        Title: Chief Financial Officer

                                     PERFECT TURN, INC.


                                     By:/s/ Mark J. Miller
                                        --------------------------------------
                                        Title: Chief Financial Officer


                                     SUNDAY RIVER TRANSPORTATION INC.


                                     By:/s/ Mark J. Miller
                                        --------------------------------------
                                        Title: Chief Financial Officer

                                     L.B.O. HOLDING, INC.

                                     By:/s/ Mark J. Miller
                                        --------------------------------------
                                        Title: Chief Financial Officer


                                     SUGARBUSH RESORT HOLDINGS, INC.

                                     By:/s/ Mark J. Miller
                                        --------------------------------------
                                        Title: Chief Financial Officer


                                     SUGARBUSH LEASING COMPANY


                                     By:/s/ Mark J. Miller
                                        --------------------------------------
                                        Title: Chief Financial Officer



                                     S-K-I, LTD.


                                     By:/s/ Mark J. Miller
                                        --------------------------------------
                                        Title: Chief Financial Officer


                                     KILLINGTON, LTD.

                                     By:/s/ Mark J. Miller
                                        --------------------------------------
                                        Title: Chief Financial Officer


                                     MOUNT SNOW LTD.


                                     By:/s/ Mark J. Miller
                                        --------------------------------------
                                        Title: Chief Financial Officer


                                     PICO SKI AREA MANAGEMENT COMPANY


                                     By:/s/ Mark J. Miller
                                        --------------------------------------
                                        Title: Chief Financial Officer


                                     RESORT SOFTWARE SERVICES, INC.


                                     By:/s/ Mark J. Miller
                                        --------------------------------------
                                        Title: Chief Financial Officer


                                     KILLINGTON RESTAURANTS, INC.


                                     By:/s/ Mark J. Miller
                                        --------------------------------------
                                        Title: Chief Financial Officer


                                     DOVER RESTAURANTS, INC.


                                     By:/s/ Mark J. Miller
                                        --------------------------------------
                                        Title: Chief Financial Officer


                                     SUGARLOAF MOUNTAIN CORPORATION


                                     By:/s/ Mark J. Miller
                                        --------------------------------------
                                        Title: Chief Financial Officer


                                     MOUNTAINSIDE

                                     By:/s/ Mark J. Miller
                                        --------------------------------------
                                        Title: Chief Financial Officer


                                     ASC UTAH

                                     By:/s/ Mark J. Miller
                                        --------------------------------------
                                        Title: Chief Financial Officer


                                     STEAMBOAT SKI & RESORT CORPORATION


                                     By:/s/ Mark J. Miller
                                        --------------------------------------
                                        Title: Chief Financial Officer

                                     HEAVENLY  SKI & RESORT CORPORATION


                                     By:/s/ Mark J. Miller
                                        --------------------------------------
                                        Title: Chief Financial Officer


                                     HEAVENLY CORPORATION


                                     By:/s/ Mark J. Miller
                                        --------------------------------------
                                        Title: Chief Financial Officer


                                     HEAVENLY VALLEY, LIMITED  PARTNERSHIP

                                  By:  Heavenly Corporation, its general partner


                                     By:/s/ Mark J. Miller
                                        --------------------------------------
                                        Title: Chief Financial Officer

                                  FLEET NATIONAL BANK (successor in interest to
                                        BankBoston, N.A.), as Agent


                                     By:/s/ Daniel Butler
                                        --------------------------------------
                                        Title: Vice President

                                     FLEET NATIONAL BANK (successor in interest
                                        to BankBoston, N.A.), as a Lender


                                     By:/s/ Daniel Butler
                                        --------------------------------------
                                        Title: Vice President


                                     WELLS FARGO BANK, NATIONAL ASSOCIATION,
                                                as a Lender

                                     By: /s/ Illegible
                                        --------------------------------------
                                        Title: Relationship Manager



                                    WELLS FARGO BANK, NATIONAL ASSOCIATION,
                                        successor by merger to First
                                        Security Bank, N.A., as a Lender


                                     By: /s/ Illegible
                                        --------------------------------------
                                        Title: Relationship Manager




                                    U.S. BANK NATIONAL ASSOCIATION, as a Lender


                                     By: /s/Illegible
                                        --------------------------------------
                                        Title:  Vice President

                                     THE HOWARD BANK, N.A., as a Lender

                                     By: /s/ Illegible
                                        --------------------------------------
                                        Title: Vice President


                                     BLACK DIAMOND CLO 1998-1 LTD., as a Lender


                                     By: /s/ John H. Cullinane
                                        --------------------------------------
                                        Title:Director


                                     BLACK DIAMOND CLO 2000-1 LTD., as a Lender


                                     By: /s/ David Dyer
                                        --------------------------------------
                                        Title: Director


                                     BLACK DIAMOND INTERNATIONAL FUNDING, LTD.,
                                        as a Lender


                                     By:  /s/ David Dyer
                                        --------------------------------------
                                        Title:Director



                                     By:
                                        --------------------------------------
                                        Title:

                                   MERRILL LYNCH PRIME RATE PORTFOLIO,
                                   as a Lender

                                   By:  Merrill Lynch Investment Managers, L.P.,
                                                as Investment Advisor


                                     By:  /s/ Michael Brown
                                        --------------------------------------
                                        Title: Authorized Signatory


                                    DEBT STRATEGIES FUND, INC., as a Lender


                                     By:  /s/ Michael Brown
                                        --------------------------------------
                                        Title: Authorized Signatory


                                     CAPTIVA II FINANCE LTD., as a Lender



                                     By: /s/ David Egglishaw
                                        --------------------------------------
                                        Title: Director


                                     KZH-PAMCO LLC, as a Lender


                                     By: /s/ Susan Lee
                                        --------------------------------------
                                        Title: Authorized Agent



                                     KZH HIGHLAND-2 LLC, as a Lender


                                     By: /s/ Susan Lee
                                        --------------------------------------
                                        Title: Authorized Agent

                                      PAM CAPITAL FUNDING L.P., as a Lender

                                      By:  Highland Capital Management,  L.P.,
                                                as Collateral Manager


                                     By: /s/ Mark K. Okeda
                                        --------------------------------------
                                        Title: Executive Vice Presidet


                                      PAMCO CAYMAN, LTD., as a Lender

                                      By:  Highland Capital Management,  L.P.,
                                                as Collateral Manager


                                     By: /s/ Mark K. Okeda
                                        --------------------------------------
                                        Title:  Executive Vice President

                                     VAN KAMPEN PRIME RATE INCOME TRUST,
                                        as a Lender

                                     By:  Van Kampen Investment Advisory Corp.


                                     By:  /s/ Darvin D. Pierce
                                        --------------------------------------
                                        Title:  Executive Director

                                     GLENEAGLES TRADING LLC, as a Lender


                                     By: /s/ Ann E. Morris
                                        --------------------------------------
                                        Title:  Assist. Vice President


                                     SRV-HIGHLAND, INC., as a Lender


                                     By: /s/ Ann E. Morris
                                        --------------------------------------
                                        Title:  Assist. Vice President


                                     LONG LANE MASTER TRUST IV, as a Lender



                                     By: /s/ Illegible
                                        --------------------------------------
                                        Title: